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                                                                   EXHIBIT 10.1a

                       FIRST AMENDMENT TO MASTER INDENTURE

                                   COMPUCREDIT
                     CREDIT CARD MASTER NOTE BUSINESS TRUST


         THIS FIRST AMENDMENT TO MASTER INDENTURE (this "AMENDMENT") is hereby executed as of September 7, 2000, among CompuCredit Credit Card Master Note Business Trust, as Issuer (the "ISSUER"), The Bank of New York, as Indenture Trustee (the "INDENTURE Trustee"), and CompuCredit Corporation, as Servicer (the "SERVICER").

                                   WITNESSETH:

         WHEREAS, the Issuer, the Indenture Trustee and the Servicer entered into that certain Master Indenture, dated as of July 14, 2000 (the "MASTER INDENTURE"), which the parties wish to amend in certain respects as provided herein:

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          Section 1. AMENDMENTS TO THE MASTER INDENTURE.

         (a) The definition of "Eligible Institution" is hereby amended to (i) insert the words "not lower than BBB for Standard & Poor's Ratings Services or Baa2 for Moody's Investors Service after the word "rating" in the fifth line thereof and (ii) to delete the words "acceptable to the Rating Agencies" in the fifth line thereof.

         (b) The Master Indenture is hereby amended to insert the following Subsection 3.07(f):

         The Issuer shall deliver any Account Schedule (as defined in the Transfer and Servicing Agreement) received by it pursuant to the Transfer and Servicing Agreement to the Indenture Trustee.

         (c) The Master Indenture is hereby amended to delete Subsection 5.05(a)(ii) thereof and replace it with the following:

                  (ii) sell all or a portion of the Issuer's interest in the Principal Receivables, in an amount not to exceed the Allocation Amount for the accelerated Series, and the related Finance Charge Receivables, as shall constitute a part of the Trust Estate (or rights of interest therein), at one or more public or private sales called and conducted in any manner permitted by law; and

         (d) The Master Indenture is hereby amended to delete the first sentence of Section 5.18(c) thereof and replace it with the following:

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         In its exercise of the foreclosure remedy pursuant to SECTION
         5.05(a)(ii), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of Principal Receivables, in an amount equal to the Allocation Amount of the accelerated Series of Notes at the time of sale, and the related Finance Charge Receivables, as shall constitute a part of the Trust Estate.

         (e) The Master Indenture is hereby amended to (i) insert the words "or the Transferor" in the second line of Section 11.17 after the word "Issuer" and
(ii) insert the words "or the Transferor" in the third line of Section 11.17 after the word "Issuer."


          Section 2. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written.

          Section 3. GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          Section 5. SEVERABILITY. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 6. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms, or incorporated by reference, in the Master Indenture.


                    [SIGNATURES SET FORTH ON FOLLOWING PAGE]


                                       2

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

                                    COMPUCREDIT CREDIT CARD
                                    MASTER NOTE BUSINESS TRUST,
                                    as Issuer

                                    By: Wilmington Trust FSB, Owner Trustee

                                    By:  ___________________________
                                         Name:
                                         Title:


                                    THE BANK OF NEW YORK,
                                    as Indenture Trustee

                                    By:  ___________________________
                                         Name:
                                         Title:


                                    COMPUCREDIT CORPORATION,
                                    as Servicer

                                    By:  ___________________________
                                         Name:   Ashley L. Johnson
                                         Title:  Treasurer

                                       3
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ACCEPTED AND AGREED:

ENTERPRISE FUNDING CORPORATION,
as Purchaser

By:  _____________________________
     Name:
     Title:


BANK OF AMERICA, N.A,
as Agent

By:  _____________________________
     Name:
     Title:


VARIABLE FUNDING CAPITAL
CORPORATION, a Delaware corporation,
as Purchaser

By:  First Union Securities, Inc.,
     attorney-in-fact

By:  _____________________________
     Name:
     Title:


FIRST UNION SECURITIES, INC.,
a Delaware corporation, as Deal Agent

By:  _____________________________
     Name:
     Title:


FIRST UNION NATIONAL BANK, a national banking association, as Liquidity Agent

By:  _____________________________
     Name:
     Title:


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THREE PILLARS FUNDING CORPORATION, a Delaware corporation,
as Purchaser

By:  _____________________________
     Name:
     Title:

SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation, as Deal Agent


By:  _____________________________
     Name:
     Title:


SUNTRUST BANK, a national banking association, as Liquidity Agent

By:  _____________________________
     Name:
     Title:

SHEFFIELD RECEIVABLES CORPORATION, a Delaware corporation, as Purchaser

By:  _____________________________
     Name:
     Title:


BARCLAYS BANK PLC,
as Agent

By:  _____________________________
     Name:
     Title:


TWIN TOWERS INC.,
as Class A Purchaser and Class B Purchaser

By:  _____________________________
     Name:
     Title:

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DEUTSCHE BANK AG,
as Administrative Agent and Agent

By:  _____________________________
     Name:
     Title:


By:  _____________________________
     Name:
     Title: